UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2022

Instructure Holdings, Inc.

(Exact name of registrant specified in its charter)

Delaware	001-40647	84-4325548
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6330 South 3000 East, Suite 700

Salt Lake City, UT 84121

(Address of principal executive offices, including zip code)

(800) 203-6755

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	INST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 28, 2022, the Compensation and Nominating Committee (the “Committee”) of the Board of Directors of the Company approved the 2022 Executive Bonus Plan (the “2022 Bonus Plan”). Under the 2022 Bonus Plan, performance-based cash bonuses will be earned based on the Company’s performance measured against an EBITDA target (“EBITDA Target”) and an ARR (annual recurring revenue) target (“ARR Target”) for the year ended December 31, 2022. Under the 2022 Bonus Plan, each of the Company’s named executive officers (“NEOs”) is eligible to earn an annual performance-based cash bonus target (the “Incentive Target”) based on the Company’s achievement level of the EBITDA Target and the ARR Target, each measure weighting equally.

The Company’s 2022 Bonus Plan provides each NEO with eligibility to earn between 50% and 150% of the NEO’s Incentive Target. Actual bonus amounts under the 2022 Bonus Plan will be based on the level of achievement of the EBITDA Target and the ARR Target based on the schedule shown in the tables below, with straight line interpolation for the achievement of actual EBITDA and ARR between the percentages of EBITDA Target or ARR Target shown below. In addition, if actual EBITDA is below 97% of EBITDA Target, NEOs will only be eligible to receive payment for achievement of ARR Target at 100% of the NEO’s Incentive Target even if actual ARR achievement is above 100% of ARR Target. Similarly, if actual ARR is below 99% of ARR Target, NEOs will only be eligible to receive payment for achievement of EBITDA Target at 100% of the NEO’s Incentive Target.

Actual EBITDA Achievement	Incentive Target Earned (%)
120% or greater of EBITDA Target	150
100% of EBITDA Target	100
90% of EBITDA Target	50
Below 90% of EBITDA Target	0

Actual ARR Achievement	Incentive Target Earned (%)
103% or greater of ARR Target	150
100% of ARR Target	100
98% of ARR Target	50
Below 97% of ARR Target	0

The Committee approved the following NEO Incentive Targets as a percentage of salary: Steve Daly, Chief Executive Officer, 100%; Dale Bowen, Chief Financial Officer, 50%; Matthew Kaminer, Chief Legal Officer, 50%; Frank Maylett, Chief Revenue Officer, 30% (with the remaining 70% based on a separate bookings commission plan); and Mitch Benson, Chief Product Officer, 50%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2022	INSTRUCTURE HOLDINGS, INC.

	By:	/s/ Matthew A. Kaminer
Name: Matthew A. Kaminer
Title: Chief Legal Officer